UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                 FORM 8-K/A

                               AMENDMENT NO. 1



                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) January 4, 1999




                          BELL NATIONAL CORPORATION
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)




            California                 0-935               94-1451828
-------------------------------     ------------       -------------------
(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
 Incorporation or Organization)     File Number)       Identification No.)




900 North Franklin Street, Suite 210, Chicago, Illinois        60610
-------------------------------------------------------      ----------
(Address of Principal Executive Offices)                     (Zip Code)




                               (312) 640-8810
            -----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired.

            1.    Report of Independent Auditor

            2. Samba Department of Unilog Statement of Assets Acquired at December 31, 1998

            3. Samba Department of Unilog Statement of Revenues and Direct Operating Expenses for the years ended
                  December 31, 1998 and 1997

            4.    Samba Department of Unilog Notes to Financial Statements




      (b)   Pro forma Financial Information.

            1. Pro forma Consolidated Balance Sheet of Bell National Corporation at December 31, 1998

            2. Pro forma Consolidated Statement of Operations of Bell National Corporation for the period March 16, 1998 through December 31, 1998

            3.    Notes to Pro forma Consolidated Financial Statements

                         SAMBA DEPARTMENT OF UNILOG

                        STATEMENT OF ASSETS ACQUIRED

                                     AND

             STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
             ---------------------------------------------------


The Samba department of Unilog Regions SA (Unilog) acquired by Samba Technologies, SARL, a wholly owned subsidiary of Bell National Corporation, represents a group of twelve persons employed by Unilog, a Paris France based company with several thousand employees. Unilog designs, develops, and installs a wide range of commercial software for business. It also provides businesses with related consulting services. The Samba department occupies a small amount of space in one of Unilog's regional facilities in Grenoble France. The department is responsible for the development and sale of software packages that perform image analysis and tele-medicine functions, as well as providing LIS/HIS interface and network consulting services to the users of its software products. Since the Samba department is such a small part of Unilog, full audited financial statements of Unilog are not representative of the assets acquired.

It is impractical to prepare full audited financial statements of the Samba department of Unilog as Unilog maintains a financial control system which only accounts for the revenues and direct operating expenses of each of its regional operating departments grouped along product lines and Unilog does not maintain balance sheet account information by department. In addition, according to the terms of the purchase agreement, Samba Technologies, SARL, assumed no liabilities related to the department, nor did it agree to purchase any assets other than those related to the rights to the technology, software, trade name, and specifically identified inventory, and office furniture and equipment.

Therefore, in management's opinion, the Statement of Assets Acquired and Statement of Revenues and Direct Operating Expenses provide the most representative financial presentation of the acquisition.

                        REPORT OF INDEPENDENT AUDITOR



Board of Directors
Unilog Regions SA


We have audited the accompanying Statement of Revenues and Direct Operating Expenses of the Samba department of Unilog Regions SA (Unilog) for the years ended December 31, 1998 and 1997 and the Statement of Assets Acquired at December 31, 1998. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on them based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Direct Operating Expenses and the Statement of Assets Acquired are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Direct Operating Expenses and Statement of Assets Acquired were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A and are not intended to be a complete presentation of the department's revenues and expenses, or assets and liabilities.

In our opinion, the Statement of Revenues and Direct Operating Expense and the Statement of Assets Acquired referred to above present fairly, in all material respects, the revenues and direct operating expenses of the department for the years ended December 31, 1998 and 1997 and the assets acquired, pursuant to the sales agreement described in Note 1, in conformity with generally accepted accounting principles.





                                                 Ernst & Young, Audit
                                                 J.L. Desplat




Lyon, France
March 17, 1999

                         SAMBA DEPARTMENT OF UNILOG

                        STATEMENT OF ASSETS ACQUIRED

                            AT DECEMBER 31, 1998

                           (DOLLARS IN THOUSANDS)






Inventory. . . . . . . . . . . . . . . . . . . . . . .          $  18

Office equipment and furniture . . . . . . . . . . . .          $  18
                                                                -----

Total assets acquired. . . . . . . . . . . . . . . . .          $  36
                                                                =====















































                 The accompanying notes are an integral part
                       of these financial statements.

                         SAMBA DEPARTMENT OF UNILOG
                            STATEMENT OF REVENUES
                                     AND
                          DIRECT OPERATING EXPENSES

                   YEARS ENDED DECEMBER 31, 1998 AND 1997

                           (DOLLARS IN THOUSANDS)




                                                       1998        1997
                                                     -------     -------

Revenue. . . . . . . . . . . . . . . . . . . . .      $1,249       1,267

Direct Operating Expenses:
  Cost of sales. . . . . . . . . . . . . . . . .         649         650
  Sales and marketing. . . . . . . . . . . . . .         204         201
  Research and development . . . . . . . . . . .         163         128
  General and administrative . . . . . . . . . .         227         248
                                                     -------     -------

       Total direct operating expenses . . . . .       1,243       1,227
                                                     -------     -------

Operating income . . . . . . . . . . . . . . . .     $     6          40
                                                     =======     =======






































                 The accompanying notes are an integral part
                       of these financial statements.

                         SAMBA DEPARTMENT OF UNILOG

                        NOTES OF FINANCIAL STATEMENTS



NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.1 - NATURE OF BUSINESS:

      The Samba department of Unilog Regions SA (Unilog) is engaged in medical image analysis and telemedicine computer systems and its main businesses are IT services, implementation, and related computer equipment sales.

1.2 - BASIS OF PRESENTATION:

      The Statement of Revenues and Direct Operating Expenses and the Statement of Assets Acquired have been prepared pursuant to the sales agreement dated December 31, 1998 which closed on January 4, 1999 between Samba Technologies, SARL (Samba Technologies), a French limited liability company wholly owned by Bell National Corporation, and Unilog for the sale of certain assets to Samba Technologies. The statements are not intended to be a complete presentation of the Samba department's revenues and expenses or assets and liabilities and exclude accounts which would be necessary to present complete financial statements such as corporate overhead and interest expense for the Statement of Revenues and Direct Operating Expenses and operating assets, liabilities and capital stock for the Statement of Assets Acquired.


1.3 - REVENUE RECOGNITION:

      Revenues from product sales are recognized upon delivery. Service revenue is recognized on a basis consistent with the performance requirements of the contract. The division has no experience of losses on its major contracts, and accordingly, no provisions are made with respect to potential losses on contracts in progress.

1.4 - PROPERTY AND EQUIPMENT:

      Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of 2 years. At December 31, 1998 the historical costs of the assets acquired by Samba Technologies was as follows:

                                                              1998
                                                              ----
          Gross property and equipment . . . . . . . . . .    $ 66
          Accumulated depreciation . . . . . . . . . . . .    $ 48
                                                              ----
          Net property and equipment . . . . . . . . . . .    $ 18
                                                              ====

1.5 - INVENTORIES:

      Inventories are stated at the lower of cost or market determined on a first-in, first-out basis.

                         SAMBA DEPARTMENT OF UNILOG

1.6 - RESEARCH AND DEVELOPMENT COSTS:

      Research and development expenditures are charged to operations as incurred.

1.7 - SOCIAL COSTS:

      The department is required to make payments for certain social costs such as illness, unemployment and pensions for personnel in France in accordance with French law by contributing based on salaries to the relevant government agencies. Social costs in 1998 and 1997 were $214 and $231 respectively.

                          BELL NATIONAL CORPORATION

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
            -----------------------------------------------------



The following unaudited pro forma consolidated financial statements of Bell National Corporation (the "Company") as of December 31, 1998 and for the period from March 16, 1998 through December 31, 1998 give effect to the acquisition of the Samba department of Unilog Regions SA as if it occurred on March 16, 1998.

On December 4, 1998 the Company merged with InPath, LLC (InPath), a development-stage company. Based upon the terms of the merger agreement, for financial reporting and accounting purposes the merger has been accounted for as a reverse acquisition whereby InPath is deemed to have acquired the Company. However, the Company is the continuing legal entity and registrant for both Securities and Exchange Commission filing purposes and income-tax reporting purposes. Since the Company was a non-operating public shell company, the merger was recorded as the issuance of stock for the net monetary assets of the Company accompanied by a recapitalization, and no goodwill or other intangible assets were recorded. Accordingly, the Company's consolidated financial statements reflect the results of operations of InPath from March 16, 1998 (date of inception of InPath) and the acquisition of the Company on December 4, 1998.

The pro forma consolidated financial statements for the acquisition of the Samba department of Unilog are presented in conformity with the Company's new financial reporting period. Therefore, the results of the Samba department of Unilog are included from March 16, 1998

The adjustments included in the unaudited pro forma consolidated financial statements represent the Company's preliminary determination of those adjustments based on available information. There can be no assurances that the actual adjustments will not differ significantly from the pro forma adjustments reflected in the pro forma consolidated financial information. The unaudited pro forma consolidated financial statements are not necessarily indicative of either future operations or results of operations that might have been achieved if the acquisition had been consummated on March 16, 1998.

                                              BELL NATIONAL CORPORATION
                                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                          AT DECEMBER 31, 1998 (UNAUDITED)
                                               (DOLLARS IN THOUSANDS)

                                                  Bell            Samba
                                                National        Department     Pro forma
                                               Corporation      of Unilog      Adjustments                 Total
                                               -----------      ----------     -----------               --------
ASSETS
Current Assets:
  Cash and cash equivalents. . . . . . . .         $  700                            (479)       2            221
  Inventory. . . . . . . . . . . . . . . .                             18                                      18
  Prepaid expenses . . . . . . . . . . . .              7                                                       7
  Deposits . . . . . . . . . . . . . . . .            149                            (100)       1             49
                                                  -------         -------         -------                 -------
       Total current assets. . . . . . . .            856              18            (579)                    295

Fixed assets, net. . . . . . . . . . . . .             88              18                                     106
Other assets:
  License, patents, and technology, net. .            746                             561        3          1,307
                                                  -------         -------         -------                 -------
       Total assets. . . . . . . . . . . .        $ 1,690              36             (18)                  1,708
                                                  =======         =======         =======                 =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable . . . . . . . . . . . .        $   588                              18                     606
  Accrued expenses . . . . . . . . . . . .            132                                                     132
  Notes payable. . . . . . . . . . . . . .             95                                                      95
                                                  -------         -------         -------                 -------
       Total current liabilities . . . . .            815                              18                     833

Notes payable, long-term . . . . . . . . .            156                                                     156

Stockholders' equity
  Common stock . . . . . . . . . . . . . .          1,508                                                   1,508
  Department equity. . . . . . . . . . . .                                                                  --
  Accumulated deficit. . . . . . . . . . .           (789)                                                   (789)
                                                  -------         -------         -------                 -------
       Total stockholders' equity. . . . .            719                                                     719
                                                  -------         -------         -------                 -------
       Total liabilities and
         stockholders' equity. . . . . . .        $ 1,690                                                   1,708
                                                  =======         =======         =======                 =======

          The accompanying notes are an integral part of these pro forma consolidated financial statements.

                                              BELL NATIONAL CORPORATION
                                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              FROM MARCH 16, 1998 THROUGH DECEMBER 31, 1998 (UNAUDITED)
                                               (DOLLARS IN THOUSANDS)


                                                  Bell            Samba
                                                National        Department     Pro forma
                                               Corporation      of Unilog      Adjustments                 Total
                                               -----------      ----------     -----------               --------

Net sales. . . . . . . . . . . . . . . . .                        $ 1,249            (245)       5          1,004

Costs and expenses
  Cost of goods sold . . . . . . . . . . .                            649            (132)       5            517
  Research and development . . . . . . . .        $   181             163             (29)       5            315
  Selling, general, and administrative . .            602             431             (94)       5          1,046
                                                                                       63        7
                                                                                       44        6
                                                  -------         -------         -------                 -------
                                                      783           1,243            (148)                  1,878
                                                  -------         -------         -------                 -------
Operating income (loss). . . . . . . . . .           (783)              6             (97)                   (874)

Other (expense), net . . . . . . . . . . .             (6)          --              --                         (6)
                                                  -------         -------         -------                 -------
Income (loss) before taxes . . . . . . . .           (789)              6             (97)                   (880)

Income taxes . . . . . . . . . . . . . . .          --              --              --                      --
                                                  -------         -------         -------                 -------

Net income (loss). . . . . . . . . . . . .        $  (789)              6             (97)                   (880)
                                                  =======         =======         =======                 =======

Basic and diluted net loss
  per common share . . . . . . . . . . . .        $ (0.07)                                                  (0.07)
                                                  =======                                                 =======

Weighted average number
  of common shares
  outstanding. . . . . . . . . . . . . . .      12,000,000                                             12,000,000
                                                ==========                                             ==========


          The accompanying notes are an integral part of these pro forma consolidated financial statements.

                          BELL NATIONAL CORPORATION

            NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



Note 1: To reflect conversion of the deposit made to Unilog on December 15, 1998 into a partial payment of purchase price. The deposit was made to secure performance of the transaction.

Note 2: To reflect payment of the remainder of the purchase price to Unilog. This payment was made on January 4, 1999.

Note 3: Represents the value of the Samba trade name, intellectual property rights and the operating rights to the Samba software package, the Samba trademark and technical and commercial documentation. The Company intends to amortize these assets over ten years.

Note 4: To record account payable for inventory on hand at December 31, 1998 purchased in 1999 after closing of the Asset Purchase Agreement.

Note 5: To adjust revenue and expenses to reflect the exclusion of the results of operations of the Samba department for January, February and the first fifteen days of March 1998.

Note 6: To record amortization of purchased technology as if the transaction was completed on March 16, 1998.

Note 7: To record internal corporate overhead which would have been allocated to the Samba department by Unilog corporate headquarters during the period March 16, 1998 through December 31, 1998.

                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        BELL NATIONAL CORPORATION
                        (Registrant)



                        /s/ Leonard R. Prange
                        -----------------------------------------------
                        (President and Chief Financial Officer)





Date:  March 22, 1999